Certification Pursuant to Rule 30a-2(b) under the 1940 Act and Section 302 and
                     Section 906 of the Sarbanes-Oxley Act

I, Bryan McKigney, certify that:

1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:    June 7, 2005                    /s/Bryan McKigney
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                                         Bryan McKigney, Chief Executive Officer
                                         and Principal Financial Officer